Subsequent events	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Notes and other explanatory information [abstract]
Subsequent events

25 Subsequent events

Management has considered subsequent events through October 21, 2025, which was the date the unaudited condensed consolidated financial statements were issued.

In August 2025, Grab Inc. (“Grab”) committed to an equity investment of US$15 million in the Company. This investment is expected to be called by WeRide and completed by the first half of 2026, subject to customary closing conditions. Grab will invest at a price based on the volume-weighted average price of WeRide’s American Depositary Shares prior to the closing.

37 Subsequent events

Management has considered subsequent events through March 25, 2025, and there are no significant events subsequent to December 31, 2024 which would materially affect the Group’s operation results and financial position.